Exhibit 99.1
Secureworks Reports 149% TaegisTM ARR Growth in Connection with First Quarter Fiscal 2023 Results
ATLANTA, Ga, Jun. 2, 2022 - Secureworks (NASDAQ: SCWX), a global leader in cybersecurity, today announced financial results for its first quarter, which ended on April 29, 2022.
Key Highlights
•Secureworks Taegis grew to $180 million in annual recurring revenue (ARR), an increase of 149% on a year-over-year basis.
•Added 900 Taegis Customers year-over-year, a 180% increase, to finish the first quarter of fiscal 2023 with 1,400 customers on the Taegis cloud-native security platform.
•Taegis revenue grew 167% from the first quarter of fiscal 2022 to $37.2 million.
“Our customers recognize that Secureworks Taegis future proofs their security program,” said Wendy Thomas, President & CEO, Secureworks. “Our customers are investing in Secureworks Taegis as a long-term security solution that can easily evolve with their technology environments and ever-changing adversarial attack tactics and techniques. Taegis’ Open XDR architecture was purpose-built to be flexible and enable seamless innovation to ensure our customers achieve their best security outcomes, now and in the future.”
“We’re pleased with the continued expansion of our Taegis customer base, resulting in Taegis ARR growth of 149% year over year,” said Paul Parrish, Chief Financial Officer, Secureworks. “Taegis now comprises nearly 50 percent of Secureworks overall ARR, an important milestone and key inflection point for our business.”
First Quarter Fiscal 2023 Financial Highlights
•Overall revenue was $121.0 million, compared to $139.5 million in the first quarter of fiscal 2022, as we actively exit non-strategic, lower-margin services.
•GAAP gross profit was $71.6 million, compared with $82.3 million in the first quarter of fiscal 2022. Non-GAAP gross profit was $76.4 million, compared with $86.4 million in the same period last year.
•GAAP gross margin was 59.1%, compared with 59.0% in the same period last year. Non-GAAP gross margin was 63.1% compared with 61.9% in the first quarter of fiscal 2022.
•GAAP net loss was $21.6 million, or $0.26 per share, compared with $6.4 million, or $0.08 per share, in the prior year. Non-GAAP net loss was $7.6 million, or $0.09 per share, compared with $4.0 million net income, or $0.05 earnings per share, in the same period last year.
•Adjusted EBITDA loss for the quarter was $7.8 million, compared with income of $8.1 million in the first quarter of fiscal 2022.
•Ended the first quarter with $186 million in cash and cash equivalents.

Business and Operational Highlights
•During the first quarter, Secureworks unveiled several new feature enhancements to Taegis, including:
•New Alerts Experience and Custom Dashboards for Taegis XDR. A combination of new and enhanced features enables Security Operation (SecOp) teams to prioritize the most relevant alerts and quickly comprehend threat data through custom dashboards. Security teams can identify threat activity faster and improve incident response capabilities.
•Taegis XDR Detections. Taegis also offers broad and deep threat detection that is powered by the optimum mix of machine learning and deep security expertise, including a new Tactic Graph Engine announced in Q1. This new, patent-pending detection engine allows the Secureworks Counter Threat Unit to codify threat actor behavior patterns more rapidly based on findings from over 1,400 IR engagements performed every year, together with Threat Research activities, and insights gleaned from adversarial testing engagements. Taegis’ ability to correlate observations from multiple telemetry sources and security controls at scale, including petabytes of data, allows Tactic Graphs to detect threat actor activity with high precision. Over time, the ability to create new Tactic Graphs will be opened to partners and customers.
•Secureworks published Incident Response 2021: Year in Review, which brings together notable trends in cyber threats and threat actor behavior based on a year of incident response engagements.
•Secureworks continues to be recognized in the industry for its world-class solutions and services built around the Taegis security platform. Recognition and awards in the first quarter of 2022 include:
•Named a Strong Performer in New Forrester Wave™ on Cybersecurity Incident Response & Readiness, Q1 2022.
•Recognized a Gold Winner for Managed Detection and Response in North America for Cyber Security Excellence Awards for Taegis ManagedXDR.
•Honored as one of the 30 Most Innovative Brands of the Year by Silicon Review.
Financial Outlook
For the second quarter of fiscal 2023, the Company expects:
•Revenue of $115 million to $117 million.
•GAAP net loss per share of $0.30 to $0.32 and non-GAAP net loss per share of $0.15 to $0.17.
Secureworks is providing the following guidance for full fiscal year 2023. The Company expects:

Fiscal Year 2023 Guidance
Taegis ARR	At least $265M
Other MSS ARR	Below $80M
Total revenue	$475M to $490M
GAAP net loss	($107M) to ($114M)
($1.26) to ($1.35) per share
Non-GAAP net loss	($52M) to ($59M)
($.61) to ($.70) per share
Adjusted EBITDA	($58M) to ($68M)
Cash from operations	($55M) to ($65M)

Conference Call Information
As previously announced, the Company will hold a conference call to discuss its first quarter fiscal 2023 results and financial guidance on June 2, 2022, at 8:00 a.m. U.S. ET. A live audio webcast of the conference call and the related supplemental financial information will be accessible on the Company’s website at http://investors.secureworks.com. The webcast and supplemental information will be archived at the same location.
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of the foregoing historical and forward-looking non-GAAP financial measures to the most directly comparable historical and forward-looking GAAP financial measure is provided below for each of the fiscal periods indicated.
Special Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Such forward-looking statements include, but are not limited to, the statements in this press release with respect to the Company’s expectations regarding revenue, GAAP net loss per share, and non-GAAP net loss per share for the second quarter of fiscal 2023, and revenue, GAAP net loss, GAAP net loss per share, non-GAAP net loss, non-GAAP net loss per share, adjusted EBITDA, cash from operations, annual recurring revenue and revenue for its Taegis platform, and other MSS ARR for full year fiscal 2023, all of which reflect the Company’s current analysis of existing trends and information. These forward-looking statements represent the Company’s judgment only as of the date of this press release.
Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties and other factors that include, but are not limited to, the following: the Company’s ability to achieve or maintain profitability; the Company’s ability to enhance its existing solutions and technologies and to develop or acquire new solutions and technologies; the Company’s reliance on personnel with extensive information security expertise; intense competition in the Company’s markets; the Company’s ability to attract new customers, retain existing customers and increase its annual contract values; the Company’s reliance on customers in the financial services industry; the Company’s ability to manage its growth effectively; the Company’s ability to maintain high-quality client service and support functions; terms of the Company’s service level agreements with customers that require credits for service failures or inadequacies; the Company’s recognition of revenue ratably over the terms of its Taegis SaaS applications and managed security services contracts; the Company’s long and unpredictable sales cycles; risks associated with the Company’s international sales and operations; the effect of Brexit on the Company’s operations; the

Company’s exposure to fluctuations in currency exchange rates or global inflationary environment; the effect of governmental export or import controls on the Company’s business or any international sanctions compliance program applicable to the Company; the Company’s ability to expand its key distribution relationships; the Company’s technology alliance partnerships; real or perceived defects, errors or vulnerabilities in the Company’s solutions or the failure of its solutions to prevent a security breach; the risks associated with cyber attacks or other data security incidents; the ability of the Company’s solutions to interoperate with its customers’ IT infrastructure; the Company’s ability to use third-party technologies; the effect of evolving information security and data privacy laws and regulations on the Company’s business; the Company’s ability to maintain and enhance its brand; risks associated with the Company’s acquisition of other businesses; estimates or judgments relating to the Company’s critical accounting policies; the effect of natural disasters, public health issues, geopolitical conflict and other catastrophic events on the Company’s ability to serve its customers, including the Ukrainian/Russian conflict, and the coronavirus (COVID-19) pandemic; the Company’s reliance on patents to protect its intellectual property rights; the Company’s ability to protect, maintain or enforce its non-patented intellectual property rights and proprietary information; claims by third parties of infringement of their proprietary technology by the Company; the Company’s use of open source technology; and risks related to the Company’s relationship with Dell Technologies Inc. and Dell Inc. and control of the Company by Dell Technologies Inc.
This list of risks, uncertainties and other factors is not complete. The Company discusses these matters more fully, as well as certain risk factors that could affect the Company’s business, financial condition, results of operations and prospects, under the caption “Risk Factors” in the Company’s annual report on Form 10-K, as well as in the Company’s other SEC filings.
Any or all forward-looking statements the Company makes may turn out to be wrong and can be affected by inaccurate assumptions the Company might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether as a result of circumstances or events that arise after the date the statements are made, new information or otherwise.
About Secureworks
Secureworks (NASDAQ: SCWX) is a global cybersecurity leader that protects customer progress with Secureworks® Taegis™, a cloud-native security analytics platform built on 20+ years of real-world threat intelligence and research, improving customers’ ability to detect advanced threats, streamline and collaborate on investigations, and automate the right actions.
www.secureworks.com
Contact Information
Investor Inquiries:
Richie Downum
Investor Relations
404-235-1021
rdownum@secureworks.com
Media Inquiries:
Nicole Catalano
Corporate Communications
415-295-5873
press@secureworks.com
(Tables Follow)

SECUREWORKS CORP.
Condensed Consolidated Statements of Operations and Related Financial Highlights
(in thousands, except per share data and percentages)
(unaudited)
	Three Months Ended
	April 29, 2022	April 30, 2021
Net revenue:
Subscription	$94,413	$104,070
Professional services	26,602	35,393
Total net revenue	121,015	139,463
Cost of revenue:
Subscription	32,826	37,425
Professional services	16,609	19,782
Total cost of revenue	49,435	57,207
Gross profit	71,580	82,256
Operating expenses:
Research and development	33,331	28,152
Sales and marketing	39,245	36,405
General and administrative	25,360	25,555
Total operating expenses	97,936	90,112
Operating loss	(26,356)	(7,856)
Interest and other, net	(697)	(907)
Loss before income taxes	(27,053)	(8,763)
Income tax benefit	(5,455)	(2,373)
Net loss	$(21,598)	$(6,390)

Loss per common share (basic and diluted)	$(0.26)	$(0.08)
Weighted-average common shares outstanding (basic and diluted)	83,763	81,985

Percentage of Total Net Revenue
Subscription gross margin	65.2%	64.0%
Professional services gross margin	37.6%	44.1%
Total gross margin	59.1%	59.0%
Research and development expenses	27.5%	20.2%
Sales and marketing expenses	32.4%	26.1%
General and administrative expenses	21.0%	18.3%
Operating expenses	80.9%	64.6%
Operating loss	(21.8)%	(5.6)%
Loss before income taxes	(22.4)%	(6.3)%
Net loss	(17.8)%	(4.6)%
Effective tax rate	20.2%	27.1%
Note: Percentage growth rates are calculated based on underlying data in thousands

SECUREWORKS CORP.
Condensed Consolidated Statements of Financial Position
(in thousands)
(unaudited)

	April 29, 2022	January 28, 2022
Assets:
Current assets:
Cash and cash equivalents	$186,220	$220,655
Accounts receivable, net	74,899	86,231
Inventories, net	373	505
Other current assets	27,075	26,040
Total current assets	288,567	333,431
Property and equipment, net	7,241	8,426
Operating lease right-of-use assets, net	16,208	17,441
Goodwill	425,877	425,926
Intangible assets, net	127,643	133,732
Other non-current assets	69,350	68,346
Total assets	$934,886	$987,302
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$22,859	$15,062
Accrued and other current liabilities	55,064	88,122
Short-term deferred revenue	163,055	163,304
Total current liabilities	240,978	266,488
Long-term deferred revenue	10,412	12,764
Operating lease liabilities, non-current	15,547	16,869
Other non-current liabilities	42,646	43,124
Total liabilities	309,583	339,245
Total stockholders' equity	625,303	648,057
Total liabilities and stockholders' equity	$934,886	$987,302

SECUREWORKS CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended
	April 29, 2022	April 30, 2021
Cash flows from operating activities:
Net loss	$(21,598)	$(6,390)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,383	9,918
Amortization of right of use asset	964	1,055
Amortization of costs capitalized to obtain revenue contracts	4,514	5,053
Amortization of costs capitalized to fulfill revenue contracts	1,395	1,415
Stock-based compensation expense	9,126	6,035
Effects of exchange rate changes on monetary assets and liabilities denominated in foreign currencies	565	798
Income tax benefit	(5,455)	(2,373)
Provision for credit losses	53	434
Changes in assets and liabilities:
Accounts receivable	10,728	12,573
Net transactions with Dell	(847)	(9,859)
Inventories	132	(127)
Other assets	(3,102)	(4,250)
Accounts payable	7,674	526
Deferred revenue	(3,421)	(3,773)
Operating leases, net	(1,483)	(1,552)
Accrued and other liabilities	(33,507)	(40,041)
Net cash used in operating activities	(24,879)	(30,558)
Cash flows from investing activities:
Capital expenditures	(413)	(524)
Software development costs	(1,701)	(1,770)
Net cash used in investing activities	(2,114)	(2,294)
Cash flows from financing activities:
Taxes paid on vested restricted shares	(7,442)	(6,841)
Net cash used in financing activities	(7,442)	(6,841)
Net decrease in cash and cash equivalents	(34,435)	(39,693)
Cash and cash equivalents at beginning of the period	220,655	220,300
Cash and cash equivalents at end of the period	$186,220	$180,607

Non-GAAP Financial Measures
This press release presents information about the Company’s non-GAAP gross margin, non-GAAP subscription cost of revenue, non-GAAP professional services cost of revenue, non-GAAP gross profit, non-GAAP research and development expenses, non-GAAP sales and marketing expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss), non-GAAP net income, non-GAAP earnings per share and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with GAAP. A detailed discussion of the Company’s reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented below. The Company encourages investors to review its GAAP results and supplement their review of the Company's GAAP results with the corresponding non-GAAP financial measures.
The following is a summary of the items excluded from the most comparable GAAP financial measures to calculate our non-GAAP financial measures:
•Amortization of Intangible Assets Amortization of intangible assets consists of amortization associated with external software development costs capitalized and customer relationships and technology acquired. In connection with the acquisition of Dell by Dell Technologies in fiscal 2014 and our acquisition of Delve in fiscal 2021, our tangible and intangible assets and liabilities associated with customer relationships and technology were accounted for and recognized at fair value on the related transaction date.
•Stock-based Compensation Expense. Non-cash stock-based compensation expense relates to both the Dell Technologies and Secureworks equity plans. We exclude such expense when assessing the effectiveness of our operating performance since stock-based compensation does not necessarily correlate with the underlying operating performance of the business.
•Aggregate Adjustment for Income Taxes. The aggregate adjustment for income taxes is the estimated combined income tax effect for the adjustments mentioned above. The tax effects are determined based on the tax jurisdictions where the above items were incurred.

(Tables Follow)

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)
	Three Months Ended
	April 29, 2022	April 30, 2021
GAAP net revenue	$121,015	$139,463
GAAP subscription cost of revenue	$32,826	$37,425
Amortization of intangibles	(4,265)	(3,819)
Stock-based compensation expense	(123)	(103)
Non-GAAP subscription cost of revenue	$28,438	$33,503
GAAP professional services cost of revenue	$16,609	$19,782
Stock-based compensation expense	(387)	(196)
Non-GAAP professional services cost of revenue	$16,222	$19,586
GAAP gross profit	$71,580	$82,256
Amortization of intangibles	4,265	3,819
Stock-based compensation expense	510	299
Non-GAAP gross profit	$76,355	$86,374
GAAP research and development expenses	$33,331	$28,152
Stock-based compensation expense	(2,743)	(1,098)
Non-GAAP research and development expenses	$30,588	$27,054
GAAP sales and marketing expenses	$39,245	$36,405
Stock-based compensation expense	(1,638)	(732)
Non-GAAP sales and marketing expenses	$37,607	$35,673
GAAP general and administrative expenses	$25,360	$25,555
Amortization of intangibles	(3,524)	(3,524)
Stock-based compensation expense	(4,235)	(3,906)
Non-GAAP general and administrative expenses	$17,601	$18,125
GAAP operating loss	$(26,356)	$(7,856)
Amortization of intangibles	7,789	7,343
Stock-based compensation expense	9,126	6,035
Non-GAAP operating (loss) income	$(9,441)	$5,522
GAAP net loss	$(21,598)	$(6,390)
Amortization of intangibles	7,789	7,343
Stock-based compensation expense	9,126	6,035
Aggregate adjustment for income taxes	(2,920)	(2,997)
Non-GAAP net (loss) income	$(7,603)	$3,991
GAAP loss per share	$(0.26)	$(0.08)
Amortization of intangibles	0.09	0.09
Stock-based compensation expense	0.11	0.07
Aggregate adjustment for income taxes	(0.03)	(0.04)
Non-GAAP (loss) earning per share *	$(0.09)	$0.05
* Sum of reconciling items may differ from total due to rounding of individual components
GAAP net loss	$(21,598)	$(6,390)
Interest and other, net	697	907
Income tax benefit	(5,455)	(2,373)
Depreciation and amortization	9,383	9,918
Stock-based compensation expense	9,126	6,035
Adjusted EBITDA	$(7,847)	$8,097

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)
(unaudited)

	Three Months Ended
Percentage of Total Net Revenue	April 29, 2022	April 30, 2021

GAAP gross margin	59.1%	59.0%
Non-GAAP adjustment	4.0%	2.9%
Non-GAAP gross margin	63.1%	61.9%

GAAP research and development expenses	27.5%	20.2%
Non-GAAP adjustment	(2.2)%	(0.8)%
Non-GAAP research and development expenses	25.3%	19.4%

GAAP sales and marketing expenses	32.4%	26.1%
Non-GAAP adjustment	(1.3)%	(0.5)%
Non-GAAP sales and marketing expenses	31.1%	25.6%

GAAP general and administrative expenses	21.0%	18.3%
Non-GAAP adjustment	(6.5)%	(5.3)%
Non-GAAP general and administrative expenses	14.5%	13.0%

GAAP operating loss	(21.8)%	(5.6)%
Non-GAAP adjustment	14.0%	9.6%
Non-GAAP operating (loss) income	(7.8)%	4.0%

GAAP net loss	(17.8)%	(4.6)%
Non-GAAP adjustment	11.5%	7.5%
Non-GAAP net (loss) income	(6.3)%	2.9%

SECUREWORKS CORP.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in millions, except per share data)
(unaudited)

	Three Months Ending		Fiscal Year Ending
	July 29, 2022		February 3, 2023
	Low End of Guidance	High End of Guidance	Low End of Guidance	High End of Guidance
GAAP net revenue	$115	$117	$475	$490

GAAP net loss	$(27)	$(26)	$(114)	$(107)
Amortization of intangibles	7	7	29	29
Stock-based compensation expense	10	10	42	42
Aggregate adjustment for income taxes	(4)	(4)	(16)	(16)
Non-GAAP net loss*	$(14)	$(13)	$(59)	$(52)

GAAP net loss per share	$(0.32)	$(0.30)	$(1.35)	$(1.26)
Amortization of intangibles	0.09	0.09	0.35	0.35
Stock-based compensation expense	0.12	0.12	0.49	0.50
Aggregate adjustment for income taxes	(0.05)	(0.05)	(0.19)	(0.19)
Non-GAAP net loss per share*	$(0.17)	$(0.15)	$(0.70)	$(0.61)

GAAP net loss			$(114)	$(107)
Interest and other, net			1	1
Income tax benefit			(32)	(30)
Depreciation and amortization			35	35
Stock-based compensation expense			42	42
Adjusted EBITDA*			$(68)	$(58)

Other Items
Effective tax rate				22%
Weighted average shares outstanding (in millions)				84.5
Cash flow from operations			$(65) to $(55)
Capital expenditures				$7 to $9

* Sum of reconciling items may differ from total due to rounding of individual components
Sum of quarterly guidance may differ from full year guidance due to rounding